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                                                                   EXHIBIT 10(M)

          AMENDMENTS 1, 2, 3 AND 4 BETWEEN REGISTRANT AND OLD KENT BANK


                        FIRST AMENDMENT TO LOAN DOCUMENTS


         This First Amendment to Loan Documents is made on the 31st day of December, 1997 (but effective as of the Effective Date set forth below), between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation ("Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.


                                    RECITALS:

         A. The Bank and the Borrower are parties to a Loan Agreement dated June 12, 1997 (the "Loan Agreement"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, to extend to the Borrower the following loans: (i) a Revolving L/C Loan in the maximum principal amount of $10,000,000; (ii) an Existing Equipment Term Loan in the maximum principal amount of $3,250,000; and (iii) a Non-Revolving Equipment L/C Loan in the maximum principal amount of $4,000,000. Capitalized terms used but not defined in this First Amendment shall have the meanings given such terms in the Loan Agreement.

         B. The Revolving L/C Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit A (the "Revolving L/C Loan Note"), the Existing Equipment Term Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit B (the "Existing Equipment Term Loan Note"), and the Non-Revolving Equipment L/C Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit C (the "Non-Revolving Equipment L/C Loan Note").

         C. The Bank and the Borrower wish to amend the Loan Agreement and the Notes in the manner set forth below.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Change in Interest Rates. Effective as of September 1, 1997 (the "Effective Date"):

                  (a) The Revolving L/C Loan shall bear interest at the Prime Rate.

                  (b) The Existing Equipment Term Loan shall bear interest at the Prime Rate, unless and until the Borrower duly exercises its option under the applicable Loan Documents to change the interest rate on the Existing Equipment Term Loan to the rate of interest that is equal to the Five (5)-Year Treasury Rate on the Interest Rate Determination Date plus 275 basis points.



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                  (c) The Non-Revolving Equipment L/C Loan shall bear interest at the Prime Rate, unless and until the Borrower duly exercises its option under the applicable Loan Documents to change the interest rate on the Existing Equipment Term Loan to the rate of interest that is equal to the Six (6)-Year Treasury Rate on the Interest Rate Determination Date plus 275 basis points.

         2. Effect of this First Amendment. The Loan Agreement, the Notes, and the other Loan Documents are hereby amended as required (and only as required) to give effect to the change in the interest rates for the Loans expressly provided for in paragraph 1 of this First Amendment. Each and every one of the Loan Documents shall be deemed to have been amended by this First Amendment as if such Loan Documents had been specifically amended by separate instrument. This First Amendment shall be a Loan Document, and all references in any Loan Document to the "Loan Documents" shall refer to the Loan Documents as amended by this First Amendment.

         3. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, and are hereby ratified and affirmed by the undersigned.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


WITNESSES:


/s/ Gilbert A Segovia                     RIVIERA TOOL COMPANY
---------------------------

/s/ Peter C. Canepa                       By: /s/ Kenneth K. Rieth
---------------------------                   -----------------------------
                                              Kenneth R. Rieth, President




/s/ Peter C. Canepa                       OLD KENT BANK
---------------------------

/s/ Kenneth K. Rieth                      By: /s/ Gilbert A Segovia
---------------------------                   -----------------------
                                              Gilbert A. Segovia, Vice President



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                       SECOND AMENDMENT TO LOAN DOCUMENTS


         This Second Amendment to Loan Documents is made on the 15th day of February, 1998, between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation ("Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.


                                    RECITALS:

         A. The Bank and the Borrower are parties to a Loan Agreement dated June 12, 1997 (the "Loan Agreement"), as amended by a First Amendment to Loan Documents dated as of December 31, 1997 (the "First Amendment"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, as so amended, to extend to the Borrower certain credit facilities, including but not limited to a Revolving L/C Loan in the maximum principal amount of $10,000,000.00. Capitalized terms used but not defined in this Second Amendment shall have the meanings given such terms in the Loan Agreement, as amended.

         B. The Revolving L/C Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit A (the "Revolving L/C Loan Note").

         C. The Bank and the Borrower wish to amend the Loan Agreement and the Revolving L/C Note in the manner set forth below.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Change in Maturity Date of Revolving L/C Loan. Effective as of the date of this Second Amendment, the maturity date of the Revolving L/C Loan shall be extended from January 1, 1999 to March 1, 1999.

         2. Effect of this Second Amendment. The Loan Agreement, the Revolving L/C Note, and the other Loan Documents are hereby amended as required (and only as required) to give effect to the extension of the maturity date of the Revolving L/C Loan expressly provided for in paragraph 1 of this Second Amendment. Each and every one of the Loan Documents shall be deemed to have been amended by this Second Amendment as if such Loan Documents had been specifically amended by separate instrument. This Second Amendment shall be a Loan Document, and all references in any Loan Document to the "Loan Documents" shall refer to the Loan Documents, as amended by the First Amendment and as further amended by this Second Amendment.

         3. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, and as previously amended by the First Amendment, and are hereby ratified and affirmed by the undersigned.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


WITNESSES:


/s/ Gilbert A Segovia                     RIVIERA TOOL COMPANY
---------------------------


/s/ Peter C. Canepa                       By: /s/ Kenneth K. Rieth
---------------------------                   ----------------------------------
                                              Kenneth R. Rieth, President




/s/ Peter C. Canepa                       OLD KENT BANK
---------------------------

 /s/ Kenneth K. Rieth                     By: /s/ Gilbert A Segovia
---------------------------                   ----------------------------------
                                              Gilbert A. Segovia, Vice President


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                        THIRD AMENDMENT TO LOAN DOCUMENTS


         This Third Amendment to Loan Documents is made on the 14th day of August, 1998, between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation ("Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.


                                    RECITALS:

         A. The Bank and the Borrower are parties to a Loan Agreement dated June 12, 1997 (the "Loan Agreement"), as amended by a First Amendment to Loan Documents dated December 31, 1997 (the "First Amendment") and a Second Amendment to Loan Documents dated February 15, 1998 (the "Second Amendment"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, as so amended, to extend to the Borrower the following loans: (i) a Revolving L/C Loan in the maximum principal amount of $10,000,000; (ii) an Existing Equipment Term Loan in the maximum principal amount of $3,250,000; and (iii) a Non-Revolving Equipment L/C Loan in the maximum principal amount of $4,000,000. Capitalized terms used but not defined in this Third Amendment shall have the meanings given such terms in the Loan Agreement, as previously amended.

         B. The Revolving L/C Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit A (the "Revolving L/C Loan Note"), the Existing Equipment Term Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit B (the "Existing Equipment Term Loan Note"), and the Non-Revolving Equipment L/C Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit C (the "Non-Revolving Equipment L/C Loan Note").

         C. The Bank and the Borrower wish to amend the Loan Agreement and the Notes in the manner set forth below.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Change in Interest Rates. Effective as of June 1, 1998 (the "Effective Date"), the Borrower may elect, subject to the terms of this Agreement, to have:

                  (a) The unpaid principal balance of the Revolving L/C Loan indebtedness bear interest at a rate that is equal to: (i) the Prime Rate minus 25 basis points (such interest rate is referred to below as the "Prime-Based Index"); or (ii) 225 basis points plus the LIBOR (London Inter-bank Offered Rate) for the applicable LIBOR Period described in paragraph (d) below (such interest rate is referred to below as the "LIBOR-Based Index"). In the absence of an effective election by the Borrower to have the interest rate on all or part of the Revolving L/C Loan determined on the basis of the LIBOR Index, interest on such indebtedness shall be determined on the basis of the Prime-Based Index.

                  (b) The unpaid principal balance of the Existing Equipment Term Loan bear interest at a rate that is equal to: (i) the Prime-Based Index; or (ii) the LIBOR-Based Index; or (iii) 250 basis points plus the Five (5)-Year Treasury Rate on the Interest Rate Determination Date, as provided in Section 4.1(b) of the Loan Agreement (such interest rate is referred to below as the "5-Year Treasury-Based Index"). In the absence of an effective election by the Borrower to have the interest rate on all or part of the Existing Equipment Term Loan determined on the basis of the LIBOR-Based Index or the 5-Year Treasury-Based



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                           Index, interest on such indebtedness shall be
                           determined on the basis of the Prime-Based Index.

                  (c) The unpaid principal balance of the Non-Revolving Equipment L/C Loan bear interest at a rate that is equal to: (i) the Prime Rate Index; or (ii) the LIBOR-Based Index; or (iii) 250 basis points plus the Six (6)-Year Treasury Rate on the Interest Rate Determination Date, as provided in Section 4.1(c) of the Loan Agreement (such interest rate is referred to below as the "6-Year Treasury-Based Index"). In the absence of an effective election by the Borrower to have the interest rate on all or part of the Non-Revolving Equipment L/C Loan determined on the basis of the LIBOR-Based Index or the 6-Year Treasury-Based Index, interest on such indebtedness shall be determined on the basis of the Prime-Based Index.

                  (d) The applicable LIBOR Period for any indebtedness under the Loan Agreement for which interest is determined on the basis of the LIBOR-Based Index shall be one of the following, as specified in writing by the Borrower when giving notice to the Bank pursuant to paragraph (g) below: (i) loans having 30-day maturities, (ii) loans having 60-day maturities, and (iii) loans having 90-day maturities; provided, however, that the Borrower may not select a LIBOR Period that extends beyond the maturity date for the pertinent Loan.

                  (e) For any Loan as to which the Borrower elects the LIBOR-Based Index, the original principal amount with respect to which interest may be determined on the basis of the LIBOR-Based Index shall be not less than $500,000, or whole multiples of that amount, as specified in writing by the Borrower when giving notice to the Bank pursuant to paragraph (g) below.

                  (f) Subject to compliance with paragraph (e) above, the Borrower may elect to divide the unpaid principal balance of a Loan into two or more segments (each such segment is referred to as a "Loan Segment"), and to have interest as to one Loan Segment determined on the basis of the Prime-Based Index and interest as to the other Loan Segment(s) determined on the basis of the LIBOR-Based Index; different LIBOR Periods may be used for each Loan Segment as to which the LIBOR-Based Index has been designated.

                  (g) If the Borrower elects to have interest for the Existing Equipment Term Loan determined on the basis of the 5-Year Treasury-Based Index, such election must be made as to the entire principal balance of such Loan; likewise, if the Borrower elects to have interest for the Non-Revolving Equipment L/C Loan determined on the basis of the 6-Year Treasury-Based Index, such election must be made as to the entire principal balance of such Loan.

                  (h) To make an election to have the interest on the Borrower's indebtedness to the Bank determined on the basis of the LIBOR-Based Index, the Borrower shall give the Bank written notice on the Bank's standard request form, which is attached hereto as Exhibit A. Any such election shall become effective upon the later of: (i) the third (3rd) Business Day after the Bank's receipt of such written notice or (ii) the funding date specified in such written notice.

                  (i) The Borrower may prepay, in whole or in part, a Loan or Loan Segment with respect to which interest in determined on the basis of the LIBOR-Based Index; provided, however that simultaneously with making any such prepayment, the Borrower shall pay, in addition to the accrued interest on the amount prepaid through the date of prepayment, an


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

                           amount equal to the interest that would have accrued through the applicable LIBOR Period on the principal amount so prepaid.

                  (j) During the continuation of an Event of Default under the Loan Agreement, the Borrower shall have no right to change the rate at which interest is payable on the outstanding indebtedness under any of the Loans.

         2. Change in Maturity Date of Revolving L/C Loan. As of the Effective Date, the maturity date of the Revolving L/C Loan shall be extended from March 1, 1999 to January 1, 2000.

         3. Changes in Certain Financial Covenants. As of the Effective Date, Sections 6.8, 6.9 and 6.10 of the Loan Agreement shall provide as follows:

                  6.8 Maintain Tangible Net Worth (the applicable amount for each date of determination being referred to herein as the "Minimum Net Worth") of:
                           (a) not less than $11,500,000 for the period beginning on August 31, 1997 and ending on August 30, 1998;

                           (b) not less than $14,000,000 for the period beginning on August 31, 1998 and ending on August 30, 1999; and

                           (c) For the period beginning on August 31, 1999 and ending on August 30, 2000, and for each like period thereafter until all of the Borrower's indebtedness to the Bank has been repaid in full, with interest, the Borrower's Minimum Net Worth requirement shall be increased by $500,000 over the Borrower's Minimum Net Worth requirement in effect for the immediately preceding period.

                  6.9      Maintain Working Capital of not less than $9,000,000.

                  6.10 Maintain a ratio of total Liabilities to Tangible Net Worth of not more than 1.2:1.

         4. Effect of this Third Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Third Amendment. Each and every one of the Loan Documents shall be deemed to have been amended by this Third Amendment as if such Loan Documents had been specifically amended by separate instrument. This Third Amendment shall be a Loan Document, and all references in any Loan Document to the "Loan Documents" shall refer to the Loan Documents, as previously amended by the First and Second Amendments to Loan Documents, and as further amended by this Third Amendment.

         5. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, as previously amended by the First and Second Amendments to Loan Documents, and as further amended by this Third Amendment, and are hereby ratified and affirmed by the undersigned.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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

         IN WITNESS WHEREOF, the parties have executed this Third Amendment to Loan Documents as of the day and year first above written.


WITNESSES:


/s/ Gilbert A Segovia                     RIVIERA TOOL COMPANY
---------------------------

/s/ Peter C. Canepa                       By: /s/ Kenneth K. Rieth
---------------------------                   ----------------------------------
                                              Kenneth R. Rieth, President




/s/ Peter C. Canepa                       OLD KENT BANK
---------------------------

_/s/ Kenneth K. Rieth                     By: /s/ Gilbert A Segovia
---------------------------                   ----------------------------------
                                              Gilbert A. Segovia, Vice President

                       FOURTH AMENDMENT TO LOAN DOCUMENTS


         This Fourth Amendment to Loan Documents is made on the 14th day of August, 1998, by and between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation ("Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.


                                    RECITALS:

         A. The Bank and the Borrower are parties to a Loan Agreement dated June 12, 1997 (the "Loan Agreement"), as amended by a First Amendment to Loan Documents dated December 31, 1997 (the "First Amendment"), a Second Amendment to Loan Documents dated February 15, 1998 (the "Second Amendment"), and a Third Amendment to Loan Documents dated the date of this Fourth Amendment (the "Third Amendment"), pursuant to which the Bank has agreed, subject to the terms and conditions set forth in the Loan Agreement and the Loan Documents, as so amended, to extend to the Borrower certain credit facilities, including but not limited to a Revolving L/C Loan in the maximum principal amount of $10,000,000. Capitalized terms used but not defined in this Fourth Amendment shall have the meanings given such terms in the Loan Agreement, as previously amended.

         B. The Revolving L/C Loan is evidenced by a Promissory Note in substantially the form attached to the Loan Agreement as Exhibit A (the "Revolving L/C Loan Note").

         C. The Bank and the Borrower wish to amend the Loan Agreement and the Revolving L/C Loan Note in the manner set forth below.

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         1. Temporary Change in Availability Formula. Effective as of August 1, 1998, the following provision shall be substituted for the corresponding provision appearing in Section 3.1(a) of the Loan Agreement (page 9 of the Loan Agreement):

                   Availability:             At no time shall the outstanding
                                             balance of the Revolving L/C Loan
                                             exceed the lesser of (1) the Loan
                                             Maximum, or (2) the sum of (a) 85%
                                             of Eligible Accounts Receivable
                                             plus (b) the lesser of (i)
                                             $5,000,000, or (ii) 40% of the Work
                                             in Process Inventory.

         2. Reversion to Original Availability Formula. Effective as of November 1, 1998, the following provision shall, without further act by the Bank or the Borrower, be substituted for the availability formula set forth in paragraph 1 above, and the availability formula set forth in paragraph 1 above thereupon shall cease to be effective:

                   Availability:             At no time shall the outstanding
                                             balance of the Revolving L/C Loan
                                             exceed the lesser of (1) the Loan
                                             Maximum, or (2) the sum of (a) 85%
                                             of Eligible Accounts Receivable
                                             plus (b) the lesser of (i)
                                             $3,500,000, or (ii) 40% of the Work
                                             in Process Inventory.

         3. Effect of this Fourth Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Fourth Amendment. Each and every one of the Loan Documents shall be deemed to have been amended by this Fourth Amendment as if such Loan Documents had been specifically amended by separate instrument. This Fourth Amendment shall be a Loan Document, and all references in any Loan Document to the "Loan Documents" shall refer to the Loan Documents, as previously amended by the First, Second and Third Amendments to Loan Documents, and as further amended by this Fourth Amendment.

         4. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered by the parties, as previously amended by the First, Second and Third Amendments to Loan Documents, and as further amended by this Fourth Amendment, and are hereby ratified and affirmed by the undersigned.



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         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to
Loan Documents as of the day and year first above written.


WITNESSES:


/s/ Gilbert A Segovia                     RIVIERA TOOL COMPANY
---------------------------

/s/ Peter C. Canepa                       By: /s/ Kenneth K. Rieth
---------------------------                   ----------------------------------
                                              Kenneth R. Rieth, President




/s/ Peter C. Canepa                       OLD KENT BANK
---------------------------

/s/ Kenneth K. Rieth                      By: /s/ Gilbert A Segovia
---------------------------                   ----------------------------------
                                              Gilbert A. Segovia, Vice President


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